Exhibit 10.1(a)

Execution Version

AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT TO CREDIT AGREEMENT, dated as of August 21, 2012 (this “Amendment”), among UNIVISION COMMUNICATIONS INC. and UNIVISION OF PUERTO RICO INC., as Borrowers (the “Borrowers”), DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent under the Credit Agreement (as defined below), and certain Lenders (as defined below) party hereto (the “Required Lenders”).

WHEREAS, the Borrowers have previously entered into that certain Credit Agreement, dated as of March 29, 2007, as amended as of June 19, 2009, and as amended and restated as of October 26, 2010 (as the same has been otherwise amended prior to the date hereof, the “Credit Agreement”), among the Borrowers, the lenders from time to time party thereto (the “Lenders”), and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the other agents party thereto.

WHEREAS, the Borrowers have requested, and the Administrative Agent and the Required Lenders (who comprise the “Required Lenders” as defined in the Credit Agreement) have agreed, to amend and waive certain provisions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.

THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

(a) The following definitions in Section 1.01 of the Credit Agreement are hereby amended as follows:

The definition of “Class” is hereby amended by replacing the reference to “Section 2.09(c)” in such definition with a reference to “Section 2.09(d)”;

Clause (h) of the definition of “Permitted Liens” shall be amended by inserting the phrase “any Additional Senior Secured Notes,” in between the phrase “the Senior Secured Notes,” and “Permitted First Priority Refinancing Debt” in the first two lines of the definition thereof;

Clause (i) of the proviso to the definition of “Refinancing Indebtedness” shall be amended by inserting the phrase “, any Additional Senior Secured Notes” in between the phrase “Permitted First Priority Refinancing Debt” and “or the Senior Secured Notes”; and

The definition of “Senior Representative” shall be amended and restated in its entirety as follows: ““Senior Representative” means, with respect to any series of Permitted First Priority Refinancing Debt, Permitted Second Priority Refinancing Debt or any Additional Senior Secured Notes, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is issued, incurred or otherwise obtained, as the case may be, and each of their successors in such capacities.”.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:

““Additional Senior Secured Notes” shall mean first-lien senior secured notes issued by the US Borrower following the Amendment Effective Date under one or more indentures (including any Registered Equivalent Notes in respect thereof) and Refinancing Indebtedness in respect thereof (which may include Refinancing Indebtedness in respect of the previously incurred Refinancing Indebtedness); provided, that it is understood and agreed that any Additional Senior Secured Notes shall meet the requirements set forth in clauses (a), (c), (d), (e), (f) and (g) of the definition of “Permitted First Priority Refinancing Debt” and the requirements set forth in clause (ii) of the proviso to the definition of “Credit Agreement Refinancing Indebtedness”; provided, further, that the Net Cash Proceeds from the initial issuance of any Additional Senior Secured Notes (and any subsequent issuance of additional notes pursuant to the terms of the documentation governing such notes (but, for the avoidance of doubt, excluding any Refinancing Indebtedness in respect thereof)) shall be used to prepay the Term Loans in accordance with the requirements of Section 2.12, and, if applicable, the US Borrower shall (a) reduce the Non-Extended Revolving Credit Commitments in accordance with Section 2.09(d) and (b) make any required prepayment of Revolving Loans pursuant to Section 2.13(a)(iv).”; and

““Amendment Effective Date” shall mean the “Amendment Effective Date” as defined in that certain Amendment to Credit Agreement, dated as of August 21, 2012, among the Borrowers, the Administrative Agent and certain of the Lenders (who comprise the Required Lenders).”.

(c) Section 2.12(c) shall be amended and restated in its entirety to read as follows: “Optional prepayments of Revolving Loans shall be applied ratably among each Class of Revolving Loans then outstanding, except (i) any prepayment of Revolving Loans of a given Class elected to be made pursuant to Section 2.13(d) (and accompanied by a corresponding reduction of Revolving Credit Commitments of such Class under Section 2.09), in which case the Borrowers shall prepay the Revolving Loans of the applicable Class and (ii) any prepayment of Revolving Loans of a given Lender permitted to be made pursuant to Section 2.21(a)(y) (and accompanied by a corresponding reduction of the Revolving Credit Commitments of such Lender), in which case the Borrowers shall prepay the Revolving Loans of such Lender.”.

(d) Section 2.13(a)(iv) shall be amended by replacing the reference to “Section 2.09(c)” in such section with a reference to “Section 2.09(d)”.

(e) The last sentence of Section 5.11(a) shall be amended and restated in its entirety to read as follows: “Furthermore, no subsidiary may be designated as an Unrestricted Subsidiary hereunder unless it is also designated as an “Unrestricted Subsidiary” for purposes of the Notes, any Additional Senior Secured Notes or any Junior Financing.”.

(f) Clause (ii) of Section 6.01(b) shall be amended and restated in its entirety to read as follows: “(ii) the incurrence by the US Borrower and any Restricted Guarantor of Indebtedness represented by the New Senior Notes, the Senior Secured Notes or any Additional Senior Secured Notes;”.

SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each other party hereto that, as of the Amendment Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Each of the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.

(c) Both before and after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

SECTION 4. Effectiveness. (a) This Amendment (other than this Section 4 and Sections 7, 8 and 9 hereof, which shall be effective as to each signatory hereto immediately upon the delivery of its signature page hereto) shall become effective as of the first date (the “Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrowers, the Required Lenders and the Administrative Agent.

(b) The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 5. Waiver to Credit Agreement. The Required Lenders hereby waive (and direct the Administrative Agent to waive), subject to Section 2.16 of the Credit Agreement, the provision in Section 2.12 of the Credit Agreement requiring three Business Days’ prior written notice of the prepayment of Term Loans and/or Revolving Loans in the case of Eurodollar Loans with the Net Cash Proceeds of any Additional Senior Secured Notes, but only so long as the Borrowers shall have provided the Administrative Agent notice of the prepayment of the Term Loans and/or Revolving Loans before 12:00 noon (New York time) on the Business Day on which such prepayment is to be made.

SECTION 6. Effect of Amendment. (a) Except as expressly set forth in this Amendment or in the Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Amended and Restated Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means (including “.pdf” or “.tif” format) of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

UNIVISION COMMUNICATIONS INC.

by	/s/ Peter Lori
Peter Lori
Executive Vice President, Corporate Controller and Chief Accounting Officer

UNIVISION OF PUERTO RICO INC.

by	/s/ Peter Lori
Peter Lori
Senior Vice President, Controller and Chief Accounting Officer

Signature Page to Amendment to Credit Agreement (Univision)

DEUTSCHE BANK AG NEW YORK BRANCH,
as Administrative Agent, First-Lien Collateral Agent, Swingline Lender and Issuing Bank

by	/s/ Susan LeFevre
	Name:	Susan LeFevre
	Title:	Managing Director

by	/s/ Omayra Laucelle
	Name:	Omayra Laucelle
	Title:	Director

Signature Page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Susan LeFevre
	Name:	Susan LeFevre
	Title:	Managing Director

By:	/S/ Omayra Laucelle
	Name:	Omayra Laucelle
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Columbia Funds Variable Series Trust - Variable Portfolio - Eaton Vance Floating-Rate Income Fund

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

HOLSTON RIVER TRADING, LLC
By: SunTrust Bank, its Manager

By:	/S/ Douglas Weltz
	Name:	Douglas Weltz
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ASF1 Loan Funding LLC

By: Citibank N.A.

By:	/s/ Lynette Thompson
	Name:	Lynette Thompson

	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ACA CLO 2006-1, LTD

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

ACA CLO 2006-2, LTD

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

ACA CLO 2007-1, LTD

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Cedar Funding Ltd.

By: AEGON USA Investment Management, LLC

By:	/s/ Maria Giannavola

	Name:	Maria Giannavola

	Title:	Associate Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Malibu CBNA Loan Funding LLC

By:	/s/ Matthew Garvis
	Name:	Matthew Garvis
	Title:	Attorney-In-Fact

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING RANK

NAME OF INSTITUTION:

American International Group, Inc.

By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Airlie CLO 2006-I, Ltd.

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

AIRLIE CLO 2006-II LTD

By:	/s/ Seth Cameron
	Name:	Seth Cameron
	Title:	Portfolio Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

GREYROCK CDO LTD.,

By: Aladdin Capital Management LLC, as Lender

By:	/s/ Kofi Tweneboa-Kodua

	Name:	Kofi Tweneboa-Kodua

	Title:	Designated Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LANDMARK III CDO LIMITED

By: Aladdin Capital Management LLC, as Lender

By:	/s/ Kofi Tweneboa-Kodua

	Name:	Kofi Tweneboa-Kodua

	Title:	Designated Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LANDMARK IV CDO LIMITED

By: Aladdin Capital Management LLC, as Lender

By:	/s/ Kofi Tweneboa-Kodua

	Name:	Kofi Tweneboa-Kodua

	Title:	Designated Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LANDMARK IX CDO LTD

By: Aladdin Capital Management LLC, as Lender

By:	/s/ Kofi Tweneboa-Kodua

	Name:	Kofi Tweneboa-Kodua

	Title:	Designated Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LANDMARK V CDO LIMITED

By: Aladdin Capital Management LLC, as Lender

By:	/s/ Kofi Tweneboa-Kodua

	Name:	Kofi Tweneboa-Kodua

	Title:	Designated Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LANDMARK VI CDO LTD

By: Aladdin Capital Management LLC, as Lender

By:	/s/ Kofi Tweneboa-Kodua

	Name:	Kofi Tweneboa-Kodua

	Title:	Designated Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LANDMARK VII CDO LTD

By: Aladdin Capital Management LLC, as Lender

By:	/s/ Kofi Tweneboa-Kodua

	Name:	Kofi Tweneboa-Kodua

	Title:	Designated Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LANDMARK VIII CLO LTD

By: Aladdin Capital Management LLC, as Lender

By:	/s/ Kofi Tweneboa-Kodua

	Name:	Kofi Tweneboa-Kodua

	Title:	Designated Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ALM IV, Ltd

By: Apollo Credit Management (CLO), LLC As Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ALM Loan Funding 2010-3, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ALM V, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ACAS CLO 2007-1, Ltd.,
By: American Capital Asset Management, LLC, As Portfolio Manager

By:	/s/ Michael Cerullo
	Name:	Michael Cerullo
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

AMMC CLO X, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer

	Name:	David P. Meyer

	Title:	Senior Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

AMMC CLO III, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer

	Name:	David P. Meyer

	Title:	Senior Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

AMMC CLO IV, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer

	Name:	David P. Meyer

	Title:	Senior Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

AMMC CLO VI, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer

	Name:	David P. Meyer

	Title:	Senior Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

AMMC VII, LIMITED

By: American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer

	Name:	David P. Meyer

	Title:	Senior Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Northwoods Capital IV, Limited

By: ANGELO, GORDON & CO., L.P. AS COLLATERAL MANAGER

By:	/s/ Bruce Martin

	Name:	Bruce Martin

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Northwoods Capital V, Limited

By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin

	Name:	Bruce Martin

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Northwoods Capital VII, Limited

By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin

	Name:	Bruce Martin

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Northwoods Capital VI, Limited

By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin

	Name:	Bruce Martin

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Northwoods Capital VIII, Limited

By: Angelo, Gordon & Co., L.P. as Collateral Manager

By:	/s/ Bruce Martin

	Name:	Bruce Martin

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

James River Insurance Company

By: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Bruce Martin

	Name:	Bruce Martin

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

JRG Reinsurance Company, Ltd.

By: Angelo, Gordon & Co., L.P. as Investment Manager

By:	/s/ Bruce Martin

	Name:	Bruce Martin

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

APIDOS QUATTRO CDO

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

CVC GLOBAL CREDIT OPPORTUNITIES MASTER FUND, L.P.

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

SAN GABRIEL CLO I LTD

By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

SHASTA CLO I LTD

By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

Signature page to First Amendment to Credit Agreement

APIDOS CDO I

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

APIDOS CDO II

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

APIDOS CDO III

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

APIDOS CDO IV

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

Signature page to First Amendment to Credit Agreement

APIDOS CDO V

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

APIDOS CINCO CDO

By: Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

APIDOS CLO VIII

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

APIDOS CLO IX

By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Apollo Credit Senior Loan Fund, LP

By: Apollo Credit Advisors II, LLC, its general partner

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LeverageSource III S.a.r.l.,

By:	/s/ Paul Plank
	Name:	Paul Plank
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ALM Loan Funding 2010-1, Ltd.

By: Apollo Credit Management, LLC, its collateral manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Apollo/Palmetto Short-Maturity Loan Portfolio, L.P.

By: Apollo Credit Advisors III, L.P., its general partner

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ALM VII, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Apollo Senior Floating Rate Fund Inc.

By: Account 631203

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Arch Investment Holdings IV Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Atif Chaudhry

	Name:	Atif Chaudhry

	Title:	Vice President

By:	/s/ Desmund Shirazi

	Name:	Desmund Shirazi

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES INSTITUTIONAL LOAN FUND B.V.

BY:	ARES MANAGEMENT LIMITED, AS MANAGER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES XXIII CLO LTD.

BY: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

GLOBAL LOAN OPPORTUNITY FUND B.V.

BY:	ARES MANAGEMENT LIMITED, ITS PORTFOLIO MANAGER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES XXI CLO LTD.

BY: ARES CLO MANAGEMENT XXI, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP XXI, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

BY:	ARES ENHANCED LOAN MANAGEMENT II, L.P., ITS PORTFOLIO MANAGER

BY:	ARES ENHANCED LOAN II GP, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES EUROPEAN CLO III B.V.

BY:	ARES MANAGEMENT LIMITED, ITS MANAGER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES IIIR/IVR CLO LTD.

BY: ARES CLO MANAGEMENT IIIR/IVR, L.P., ITS ASSET MANAGER

BY: ARES CLO GP IIIR/IVR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Ares NF CLO XIII Ltd

By: Ares NF CLO XIII Management, L.P., its collateral manager

By: Ares NF CLO XIII Management LLC, its general partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Ares NF CLO XIV Ltd

By: Ares NF CLO XIV Management, L.P., its collateral manager

By: Ares NF CLO XIV Management LLC, its general partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES VIR CLO LTD.

BY: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES VR CLO LTD.

BY: ARES CLO MANAGEMENT VR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VR, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES X CLO LTD.

BY: ARES CLO MANAGEMENT X, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP X, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES XI CLO LTD.

BY: ARES CLO MANAGEMENT XI, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XI, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES XII CLO LTD.

BY: ARES CLO MANAGEMENT XII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES XIX CLO LTD.

BY: ARES CLO MANAGEMENT XIX, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP XIX, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES XX CLO LTD.

BY: ARES CLO MANAGEMENT XX, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP XX, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARES XXII CLO LTD.

BY: ARES CLO MANAGEMENT XXII, L.P., ITS ASSET MANAGER

BY: ARES CLO GP XXII, LLC, ITS GENERAL PARTNER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND

BY: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED LIBOR OPPORTUNITIES FUND

BY: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Ares NF CLO XV Ltd

By: Ares NF CLO XV Management, L.P., its collateral manager

By: Ares NF CLO XV Management LLC, its general partner

By:	/s/ Americo Cascella
Name:	Americo Cascella
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ATLANTIS FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Phoenix CLO I, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO II, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

Phoenix CLO III, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO I, LTD.
By:	ING Investment Management Co. LLC,
as its investment manager

ING Investment Management CLO II, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO III, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO IV, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING Investment Management CLO V, LTD.
By:	ING Alternative Asset Management LLC,
as its investment manager

ING IM CLO 2011-1, Ltd.
By:	ING Alternative Asset Management LLC,
as its portfolio manager

Signature page to Amendment to Credit Agreement (Univision)

ISL Loan Trust
By:	ING Investment Management Co. LLC, as its investment advisor

ING Investment Trust Co. Plan for Employee
Benefit Investment Funds – Senior Loan Fund
By:	ING Investment Trust Co. as its trustee

IBM Personal Pension Plan Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING Prime Rate Trust
By:	ING Investment Management Co. LLC, as its investment manager

ING Senior Income Fund
By:	ING Investment Management Co. LLC, as its investment manager

ING Floating Rate Fund
By:	ING Investment Management Co. LLC, as its investment manager

ING (L) Flex - Senior Loans
By:	ING Investment Management Co. LLC, as its investment manager

ING IM CLO 2012-1, Ltd.
By:	ING Alternative Asset Management LLC, as its portfolio manager

By:	/s/ Mohamed Basma
	Name:	Mohamed Basma, CFA
	Title:	Vice President

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ARTUS LOAN FUND 2007-I, LTD.
BABSON CLO LTD. 2004-I
BABSON CLO LTD. 2004-II
BABSON CLO LTD. 2005-I
BABSON CLO LTD. 2005-II
BABSON CLO LTD. 2005-III
BABSON CLO LTD. 2006-I
BABSON CLO LTD. 2006-II
BABSON CLO LTD. 2007-I
BABSON CLO LTD. 2011-I
BABSON CLO LTD. 2012-I
BABSON CLO LTD. 2012-II
BABSON LOAN OPPORTUNITY CLO, LTD.
BABSON MID-MARKET CLO LTD. 2007-II
CLEAR LAKE CLO, LTD.
OSPREY CDO 2006-1 LTD.
SAPPHIRE VALLEY CDO I, LTD.
ST. JAMES RIVER CLO, LTD.
SUFFIELD CLO, LIMITED
SUMMIT LAKE CLO, LTD.
VICTORIA FALLS CLO, LTD.
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Marcus Sowell
Name:	Marcus Sowell
Title:	Managing Director

ARROWOOD INDEMNITY COMPANY
ARROWOOD INDEMNITY COMPANY AS
ADMINISTRATOR OF THE PENSION PLAN OF
ARROWOOD INDEMNITY COMPANY
BILL & MELINDA GATES FOUNDATION TRUST
C.M. LIFE INSURANCE COMPANY
CASCADE INVESTMENT L.L.C.

Signature page to Amendment to Credit Agreement (Univision)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
MASSMUTUAL ASIA LIMITED
By Babson Capital Management LLC as Investment Adviser

By:	/S/ Marcus Sowell
	Name:	Marcus Sowell
	Title:	Managing Director

BABSON CAPITAL FLOATING RATE INCOME MASTER FUND, L.P.
BABSON CAPITAL GLOBAL LOANS LIMITED
By: Babson Capital Management LLC as Investment Manager

By:	/S/ Marcus Sowell
	Name:	Marcus Sowell
	Title:	Managing Director

VINACASA CLO, LTD.
By: Babson Capital Management LLC as Collateral Servicer

By:	/S/ Marcus Sowell
	Name:	Marcus Sowell
	Title:	Managing Director

XELO VII LIMITED
By Babson Capital Management LLC as Sub-Advisor

By:	/s/ Marcus Sowell
	Name:	Marcus Sowell
	Title:	Managing Director

NETT LOAN FUND, LTD.
By: Babson Capital Management LLC as Portfolio Manager

By:	/S/ Marcus Sowell
	Name:	Marcus Sowell
	Title:	Managing Director

Signature page to First Amendment to Credit Agreement

JFIN CLO 2007 LTD.
By: Jefferies Finance LLC as Collateral Manager

By:	/s/ Andrew Connor

	Name:	Andrew Connor
	Title:	Managing Director

JFIN FUND III LLC
By Jefferies Finance LLC as Collateral Manager

By:	/s/ Andrew Connor

	Name:	Andrew Connor
	Title:	Managing Director

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Barclays Bank PLC:

By:	/s/ Gerard Jordan
Name:	Gerard Jordan
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BARCLAYS BANK PLC

By:	/s/ Diane Rolfe
	Name:	Diane Rolfe
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

BEACON HILL FUNDING

By:	/s/ Richard Taylor
	Name:	Richard Taylor
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Big River Group Fund SPC Limited

By: BRIGADE CAPITAL MANAGEMENT, LLC As Investment Manager

By:	/s/ Joanna Bensimon

	Name:	Joanna Bensimon

	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BANK OF AMERICA, N.A.

By:	/s/ David H. Strickert
	Name:	David H. Strickert
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Bank of America, N.A.

By:	/s/ Meredith R. Smith
	Name:	Meredith R. Smith
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BlackRock Senior High Income Fund, Inc.
Allied World Assurance Company, Ltd
JPMBI re Blackrock BankLoan Fund
BlackRock Floating Rate Income Trust
BlackRock Defined Opportunity Credit Trust
BlackRock High Yield Trust
BlackRock Limited Duration Income Trust
BMI-CLO-I
BlackRock Funds II BlackRock Floating Rate Income Portfolio
BlackRock Funds II –BlackRock High Yield Bond Portfolio
BlackRock Funds II, BlackRock Multi-Asset Income Portfolio
BlackRock Secured Credit Portfolio of BlackRock Funds II
BlackRock Senior Income Series IV
BlackRock Senior Income Series V Limited
BlackRock Corporate High Yield Fund, Inc.
BlackRock Corporate High Yield Fund III, Inc.
BlackRock Debt Strategies Fund, Inc.
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund II, Inc.
BlackRock Global Investment Series: Income Strategies Portfolio
Houston Casualty Company
US Specialty Insurance Company
BlackRock High Income Shares
Alterra Bermuda Limited
BlackRock Corporate High Yield Fund VI, Inc.
BlackRock Corporate High Yield Fund V, Inc.
Ironshore Inc.
Magnetite V CLO, Limited
Missouri State Employees’ Retirement System
BlackRock Fixed Income Portable Alpha Master Series Trust
Permanens Capital L.P.
BlackRock Senior Floating Rate Portfolio
SCOR Global Life Americas Reinsurance Company
Longhorn CDO III Ltd.

By:	/s/ C. Adrian Marshall
Name:	C. Adrian Marshall
Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

BLACKSTONE / GSO SENIOR FLOATING RATE TERM FUND
By: GSO / Blackstone Debt Funds Management LLC
as Investment Adviser

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BLUEMOUNTAIN CLO 2012-1 LTD.
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BLUEMOUNTAIN CLO 2011-1 LTD.
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BLUEMOUNTAIN CLO II LTD.
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BLUEMOUNTAIN CLO III LTD.
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BLUEMOUNTAIN CLO LTD.
By: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC,
Its Collateral Manager

By:	/s/ Jack Chau
	Name:	Jack Chau
	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Zeus Trading LLC

By:	/s/ Stacy Lai
	Name:	Stacy Lai
	Title:	Assistant Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

THE BOND FUND OF AMERICA:

By: Capital Research and Management Company, for and on behalf of The Bond Fund of America

/s/ Michael J. Downer
Name:	Michael J. Downer
Title:	Senior Vice President and Secretary

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

JP Morgan Chase Retirement Plan/Brigade

By: BRIGADE CAPITAL MANAGEMENT, LLC As Investment Manager

By:	/s/ Joanna Bensimon

	Name:	Joanna Bensimon

	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BATTALION CLO 2007-I, LTD.

By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ Joanna Bensimon

	Name:	Joanna Bensimon

	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Brigade Credit Fund II, LTD.

By: BRIGADE CAPITAL MANAGEMENT, LLC As Investment Manager

By:	/s/ Joanna Bensimon

	Name:	Joanna Bensimon

	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

SEI Institutional Investment Trust-High Yield Bond Fund

By: BRIGADE CAPITAL MANAGEMENT, LLC As Investment Advisor

By:	/s/ Joanna Bensimon

	Name:	Joanna Bensimon

	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

SEI Institutional Managed Trust-High Yield Bond Fund

By: BRIGADE CAPITAL MANAGEMENT, LLC As Investment Advisor

By:	/s/ Joanna Bensimon

	Name:	Joanna Bensimon

	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

JPMC Retirement Plan Brigade Bank Loan

By: BRIGADE CAPITAL MANAGEMENT, LLC As Investment Manager

By:	/s/ Joanna Bensimon

	Name:	Joanna Bensimon

	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

OCA Brigade Credit Fund II LLC

By: BRIGADE CAPITAL MANAGEMENT, LLC As Investment Manager

By:	/s/ Joanna Bensimon

	Name:	Joanna Bensimon

	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Los Angeles County Employees Retirement Association/Brigade

By: BRIGADE CAPITAL MANAGEMENT, LLC As Investment Manager

By:	/s/ Joanna Bensimon

	Name:	Joanna Bensimon

	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

BROAD STREET FUNDING LLC
By: FS Investment Corporation, as Sole Member
By GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Camulos Loan Vehicle I, Ltd.

By: BRIGADE CAPITAL MANAGEMENT LLC As Collateral Manager

By:	/s/ Joanna Bensimon

	Name:	Joanna Bensimon

	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Green Island CBNA Loan Funding LLC

By: Citibank N.A.

By:	/s/ Lynette Thompson

	Name:	Lynette Thompson

	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

CANARAS SUMMIT CLO LTD.

By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Benjamin Steger

	Name:	Benjamin Steger

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

AMERICAN FUNDS INSURANCE SERIES – BOND FUND:

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Bond Fund

/s/ Michael J. Downer
Name:	Michael J. Downer
Title:	Senior Vice President and Secretary

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

AMERICAN FUNDS INSURANCE SERIES – GLOBAL BOND FUND:

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Global Bond Fund

/s/ Michael J. Downer
Name:	Michael J. Downer
Title:	Senior Vice President and Secretary

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

CAPITAL GUARDIAN GLOBAL HIGH-INCOME OPPORTUNITIES MASTER FUND:

By: Capital Guardian Trust Company, for and on behalf of Capital Guardian Global High-Income Opportunities Master Fund

/s/ Mark Brubaker
Name:	Mark Brubaker
Title:	Senior Vice President and Senior Counsel

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

AMERICAN FUNDS INSURANCE SERIES – ASSET ALLOCATION FUND:

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series – Asset Allocation Fund

/s/ Michael J. Downer
Name:	Michael J. Downer
Title:	Senior Vice President and Secretary

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

AMERICAN FUNDS INSURANCE SERIES – HIGH-INCOME BOND FUND:

By: Capital Research and Management Company, for and on behalf of American Funds Insurance Series – High-Income Bond Fund

/s/ Michael J. Downer
Name:	Michael J. Downer
Title:	Senior Vice President and Secretary

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

AMERICAN HIGH-INCOME TRUST:

By: Capital Research and Management Company, for and on behalf of American High-Income Trust

/s/ Michael J. Downer
Name:	Michael J. Downer
Title:	Senior Vice President and Secretary

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

CAPITAL GUARDIAN U.S. HIGH-YIELD FIXED-INCOME MASTER FUND:

By: Capital Guardian Trust Company, for and on behalf of Capital Guardian U.S. High-Yield Fixed-Income Master Fund

/s/ Mark Brubaker
Name:	Mark Brubaker
Title:	Senior Vice President and Senior Counsel

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

CAPITAL INCOME BUILDER:

By: Capital Research and Management Company, for and on behalf of Capital Income Builder

/s/ Michael J. Downer
Name:	Michael J. Downer
Title:	Senior Vice President and Secretary

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

CAPITAL WORLD BOND FUND:

By: Capital Research and Management Company, for and on behalf of Capital World Bond Fund

/s/ Michael J. Downer
Name:	Michael J. Downer
Title:	Senior Vice President and Secretary

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle Global Market Strategies CLO 2011-1, Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle Arnage CLO, Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle Azure CLO, Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle Bristol CLO, Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle Daytona CLO, Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle Global Market Strategies CLO 2012-1, Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle High Yield Partners VII, Ltd

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle High Yield Partners VIII, Ltd

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle High Yield Partners X, Ltd

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle High Yield Partners IX, Ltd

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle Global Market Strategies CLO 2012-2, Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle McLaren CLO, Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle Modena CLO, Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle Vantage CLO, Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Carlyle Veyron CLO, Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Allianz RCM Short Duration High Yield Income Fund

By: Caywood-Scholl Capital Management LLC, as Collateral Manager

By:	/s/ James Dudnick

	Name:	James Dudnick

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIERRA CLO II LTD

By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

OLYMPIC CLO I LTD

By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

WHITNEY CLO I LTD

By: Its Investment Advisor CVC Credit Partners, LLC
On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Gretchen Bergstresser
	Name:	Gretchen Bergstresser
	Title:	Sr. MD/Sr. PM

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

REGATTA FUNDING LTD.
By: Citi Alternative Investments LLC,
Attorney-in-fact

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

CIFC Funding 2006-I, Ltd.
CIFC Funding 2006-II, Ltd.
CIFC Funding 2007-III, Ltd.
CIFC Funding 2011-I, Ltd.
CIFC Funding 2012-I, Ltd.

By:	CIFC Asset Management LLC, its Collateral Manager

	By:	/s/ Stephen J. Vaccaro
		Name:	Stephen J. Vaccaro
		Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

CLF Loan Funding LLC

By: Citibank N.A.

By:	/s/ Emily Chong

	Name:	Emily Chong

	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Citibank N.A.

By:	/s/ Scott R. Evan
	Name:	Scott R. Evan
	Title:	Attorney-in-Fact

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

DUANE STREET CLO II, LTD.
By: Citigroup Alternative Investments LLC,
As Collateral Manager

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LSR Loan Funding LLC

By:	Citibank N.A.

By:	/s/ Tina Tran

	Name:	Tina Tran

	Title:	Associate Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

DUANE STREET CLO III, LTD.
By:	Citigroup Alternative Investments LLC,
As Collateral Manager

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Columbia Strategic Income Fund, a series of
Columbia Funds Series Trust I

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Columbia Floating Rate Fund, a series of
Columbia Funds Series Trust II

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil

	Title:	Assistant Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Cent CDO 10 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil

	Title:	Assistant Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Cent CDO 15 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil

	Title:	Assistant Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Centurion CDO 8 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil

	Title:	Assistant Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Centurion CDO 9 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil

	Title:	Assistant Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

RiverSource Life Insurance Company

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Cent CDO 12 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil

	Title:	Assistant Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Cent CDO 14 Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil

	Title:	Assistant Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:
Ameriprise Certificate Company

By:	/s/ Thomas W. Murphy
	Name:	Thomas W. Murphy
	Title:	Vice President – Investments

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Cent CDO XI Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil

	Title:	Assistant Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Centurion CDO VII Limited

By: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil

	Title:	Assistant Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

ColumbusNova CLO Ltd. 2006-I
ColumbusNova CLO Ltd. 2006-II
ColumbusNova CLO Ltd. 2007-I
ColumbusNova CLO IV Ltd. 2007-II

By:	Columbus Nova Credit Investments
Management, LLC, its Collateral Manager

	By:	/s/ Stephen J. Vaccaro
		Name:	Stephen J. Vaccaro
		Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Commingled Pension Trust Fund (High Yield) of JPMorgan Chase Bank, N.A.

By:	/s/ William J. Morgan
	Name:	William J. Morgan
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Confluent 3 Limited.
By:	Invesco Senior Secured Management, Inc. As Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BLT 40 LLC

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

/s/ Michael Wotanowski
Michael Wotanowski
Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

CREDIT SUISSE LOAN FUNDING LLC

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

By:	/s/ Michael Wotanowski
	Name:	Michael Wotanowski
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION: CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Judith E. Smith
	Name:	Judith E. Smith
	Title:	Managing Director

By:	/s/ Sanja Gazahi
	Name:	Sanja Gazahi
	Title:	Associate

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

ATLAS SENIOR LOAN FUND, LTD.
By: Crescent Capital Group LP, its adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Crescent Capital High Income Fund L.P. Business Name: Crescent Capital LP High Income Fund
By: Crescent Capital Group LP, its adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Crescent Senior Secured Floating Rate Loan Fund, LLC
By: Crescent Capital Group LP, its advisor

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Madison Park Funding V, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Madison Park Funding II, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Madison Park Funding IV, Ltd.
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Linda R. Karn
	Name:	Linda R. Karn
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Hewett’s Island CLO II, Ltd.
Hewett’s Island CLO III, Ltd.
Hewett’s Island CLO V, Ltd.
Hewett’s Island CLO VI, Ltd.

By:	CypressTree Investment Management, LLC, its Collateral Manager

	By:	/s/ Stephen J. Vaccaro
		Name:	Stephen J. Vaccaro
		Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

DUANE STREET CLO I, LTD.
By:	Citigroup Alternative Investments LLC,
As Collateral Manager

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

DUANE STREET CLO IV, LTD.
By:	Citigroup Alternative Investments LLC,
As Collateral Manager

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Flagship CLO III
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Antonio V. Versaci
Antonio V. Versaci, Director

By:	/s/ Abdoulaye Thiam
Name:	Abdoulaye Thiam
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Flagship CLO IV
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Colateral Manager

By:	/s/ Antonio V. Versaci
Antonio V. Versaci, Director

By:	/s/ Abdoulaye Thiam
Name:	Abdoulaye Thiam
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Flagship CLO V
By: Deutsche Investment Management Americas, Inc.
(as successor in interest to Deutsche Asset Management, Inc.),
As Collateral Manager

By:	/s/ Antonio V. Versaci
Antonio V. Versaci, Director

By:	/s/ Abdoulaye Thiam
Name:	Abdoulaye Thiam
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Forest Creek CLO, Ltd.
Market Square CLO Ltd.
Cumberland II CLO Ltd.
Marquette Park CLO Ltd.
Bridgeport CLO Ltd.
Schiller Park CLO Ltd.
Burr Ridge CLO Plus Ltd.
Bridgeport CLO II Ltd.

By:	Deerfield Capital Management LLC, its Collateral Manager

	By:	/s/ Stephen J. Vaccaro
		Name:	Stephen J. Vaccaro
		Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Delaware Group Foundation Funds - Delaware Aggressive Allocation Portfolio

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Delaware Group Foundation Funds - Delaware Conservative Allocation Portfolio

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Lincoln Variable Insurance Products Trust - LVIP Delaware Foundation Conservative Allocation

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Optimum Trust - Optimum Fixed Income Fund

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Delaware Group Government Funds - Delaware Core Plus Fund

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Delaware Group Advisor Funds - Delaware Diversified Income Fund

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Delaware Pooled Trust - The Core Plus Fixed Income Portfolio

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Delaware VIP Trust - Delaware VIP Diversified Income Series

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Delaware Group Foundation Funds - Delaware Moderate Allocation Portfolio

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Lincoln Variable Insurance Products Trust - LVIP Delaware Foundation Aggressive Allocation

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Lincoln Variable Insurance Products Trust - LVIP Delaware Foundation Moderate Allocation

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Delaware Group Income Funds-Delaware Diversified Floating Rate Fund

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Stichting Pensioenfonds voor Huisartsen

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Delaware Diversified Income Trust

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

DWS Floating Rate Plus Fund
By:	Deutsche Investment Management Americas, Inc. Investment Advisor

By:	/s/ Antonio V. Versaci
Antonio V. Versaci, Director

By:	/s/ Abdoulaye Thiam
Name:	Abdoulaye Thiam
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity)

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret Harvey

	Name:	Margaret Harvey

	Title:	Managing Director of Portfolio Administration

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Dryden XXI Leveraged Loan CDO LLC
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name: Title:	Brian Juliano Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

MET Investors Series Trust - Met/Eaton Vance Floating Rate Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Pacific Select Fund Floating Rate Loan Portfolio

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Senior Debt Portfolio

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eaton Vance Senior Floating-Rate Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eaton Vance CDO IX Ltd.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eaton Vance CDO VII PLC

By: Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eaton Vance CDO VIII, Ltd.

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eaton Vance CDO X PLC

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eaton Vance Floating-Rate Income Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eaton Vance Institutional Senior Loan Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eaton Vance Limited Duration Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Pacific Life Funds-PL Floating Rate Loan Fund

By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eaton Vance Short Duration Diversified Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eaton Vance Senior Income Trust

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eaton Vance VT Floating-Rate Income Fund

By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION (Lenders):

ECF Value Fund, L.P.
ECF Value Fund II, L.P.
ECF Value Fund International Ltd.

By:	/s/ Justin L. Boisseau
	Name:	Justin L. Boisseau
	Title:	Chief Operating Officer Gates Capital Management

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Euro-Galaxy CLO BV

By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Euro-Galaxy II CLO BV

By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Evergreen CBNA Loan Funding LLC

By:	/s/ Adam Kaiser
	Name:	Adam Kaiser
	Title:	ATTORNEY-IN-FACT

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

The Assets Management Committee of the Coca-Cola Company Master Retirement Trust, By: Pyramis Global Advisors Trust Company as Investment Manager

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity Funds SICAV / Fidelity Funds- US High Yield, By: FIL Investments International (FII), acting as agent for and on behalf of Fidelity Funds SICAV, in relation to Fidelity Funds – US High Yield

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Variable Insurance Products Fund: High Income Portfolio

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity Advisor Series I: Fidelity Advisor High Income Fund

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity Canadian Asset Allocation Fund, for Fidelity Investments Canada ULC as Trustee of Fidelity Canadian Asset Allocation Fund

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity Canadian Balanced Fund, for Fidelity Investments Canada ULC as Trustee of Fidelity Canadian Balanced Fund

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity Central Investment Portfolios LLC Fidelity High Income Central Fund 2

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity Central Investment Portfolios LLC: Fidelity High Income Central Fund 1

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity Fixed Income Trust: Fidelity Total Bond Fund

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity Puritan Trust: Fidelity Puritan Fund

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Pyramis High Yield Bond Commingled Pool, By: Pyramis Global Advisors Trust Company as Trustee

By:	/s/ Lynn M. Farrand
	Name:	Lynn M. Farrand
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity Summer Street Trust: Fidelity Global High Income Fund

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity Summer Street Trust: Fidelity Series High Income Fund

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity Summer Street Trust: Fidelity High Income Fund

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Deputy Treasurer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fidelity American High Yield Fund, for Fidelity Investments Canada ULC as Trustee of Fidelity American High Yield Fund

By:	/s/ Adrien Deberghes
	Name:	Adrien Deberghes
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Advanced Series Trust - AST First Trust Capital Appreciation Target Portfolio

By: First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers

	Name:	Ryan Kommers

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Advanced Series Trust - AST First Trust Balanced Target Portfolio

By: First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers

	Name:	Ryan Kommers

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

First Trust Senior Floating Rate Income Fund II

By: First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers

	Name:	Ryan Kommers

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Foothill CLO I, Ltd

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Four Corners CLO II, Ltd.

By:	/s/ Matthew Garvis
	Name:	Matthew Garvis
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Four Corners CLO III, Ltd.

By:	/s/ Adam Brown

	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BLUE SHIELD OF CALIFORNIA

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Franklin High Income Trust - Franklin High Income Fund

By:	/s/ Eric Takaha
	Name:	Eric Takaha
	Title:	SVP/Director-Corp/High Yield Credit

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Franklin Templeton Variable Insurance Products Trust – Franklin High Income Securities Fund

By:	/s/ Eric Takaha
	Name:	Eric Takaha
	Title:	SVP/Director-Corp/High Yield Credit

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

TEMPLETON GLOBAL INVESTMENT TRUST - TEMPLETON GLOBAL BALANCED FUND

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Muir Woods CLO, Ltd.

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu, Franklin Advisers, Inc. as Collateral Manager
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

FRANKLIN TEMPLETON SERIES II FUNDS - FRANKLIN FLOATING RATE II FUND

By:	/s/ Rickard Hsu
	Name:	Rickard Hsu
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

FRANKLIN CLO V, LTD.

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu, Franklin Advisers, Inc. as Collateral Manager
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

FRANKLIN CLO VI, LTD.

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu, Franklin Advisers, Inc. as Collateral Manager
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Franklin Custodian Funds - Franklin Income Fund

By:	/s/ Matthew Quinlan
	Name:	Matthew Quinlan
	Title:	VP, Portfolio Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

FRANKLIN FLOATING RATE MASTER TRUST - FRANKLIN FLOATING RATE MASTER SERIES

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Franklin High Income Fund (Canada)

By:	/s/ Eric Takaha
	Name:	Eric Takaha
	Title:	SVP/Director-Corp/High Yield Credit

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

FRANKLIN INVESTORS SECURITIES TRUST - FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

FRANKLIN STRATEGIC INCOME FUND (CANADA)

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

FRANKLIN STRATEGIC SERIES-FRANKLIN STRATEGIC INCOME FUND

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST FRANKLIN STRATEGIC INCOME SECURITIES FUND

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

TEMPLETON INCOME TRUST - TEMPLETON GLOBAL TOTAL RETURN FUND

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

FRANKLIN TEMPLETON GLOBAL MULTISECTOR PLUS (MASTER) FUND, LTD.

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

FRANKLIN INVESTORS SECURITIES TRUST – FRANKLIN TOTAL RETURN FUND

By:	/s/ Guang Alex Yu
	Name:	Guang Alex Yu
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Galaxy X CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Gateway CLO Limited
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano

	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Genesis CLO 2007-1 Ltd.

By: GLG Ore Hill LLC, its Collateral Manager

By:	/s/ Marshall E. Stearns

	Name:	Marshall E. Stearns

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

GOLDMAN SACHS LENDING PARTNERS LLC:

By:	/s/ Ashwin Ramakrishna
	Name:	Ashwin Ramakrishna
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Golub Capital BDC Holdings LLC
By: GC Advisors LLC, its Manager

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Portfolio Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Golub Capital Partners CLO 11, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Portfolio Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

GOLUB INTERNATIONAL LOAN LTD. I
By: GOLUB CAPITAL INTERNATIONAL MANAGEMENT LLC,
as Collateral Manager

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Portfolio Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

GOLUB CAPITAL FUNDING CLO-8, Ltd
By: GOLUB CAPITAL PARTNERS MANAGEMENT LTD,
as Collateral Manager

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Portfolio Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Golub Capital Partners CLO 10, Ltd.
By: GC Advisors LLC, its agent

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Portfolio Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

GOLUB CAPITAL MANAGEMENT CLO 2007-1, LTD
By: GOLUB CAPITAL LLC, as Collateral Manager

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Portfolio Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

GOLUB CAPITAL SENIOR LOAN OPPORTUNITY FUND, LTD.
By: GC Advisors LLC, as agent

By:	/s/ Christina Jamieson

Name:	Christina Jamieson

Title:	Portfolio Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Grayson & Co

By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Botthof

	Name:	Michael Botthof

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

CCIF Loans Limited
By: Goldman Sachs Asset Management, L.P., its sub advisor

By:	/s/ Keith Rothwell		/s/ Kevin Owen
	Name:	Keith Rothwell	Kevin Owen
	Title:	Authorised Signatory	Authorised Signatory

By:
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Goldman Sachs Credit Strategies Fund
By: Goldman Sachs Asset Management, solely in its capacity as Investment Manager, and not as Principal

By:	/s/ Vini Kukreja
	Name:	Vini Kukreja
	Title:	VP

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

BLACKSTONE / GSO LONG-SHORT CREDIT INCOME FUND
By: GSO / Blackstone Debt Funds Management LLC as Investment Advisor

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

COLUMBUS PARK CDO LTD.
By: GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

FS INVESTMENT CORPORATION
By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

GALE FORCE 3 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

GALE FORCE 4 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Servicer

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

PPG INDUSTRIES, INC. PENSION PLAN TRUST
By: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

CENTRAL PARK CLO, LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

RS Floating Rate Fund,
By Guardian Investors, LLC

By:	/s/ Kevin Booth
	Name:	Kevin Booth
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Gulf Stream - Compass CLO 2004-I, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Gulf Stream - Compass CLO 2007, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Gulf Stream - Sextant CLO 2007-1, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Gulf Stream - Compass CLO 2005-II, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Gulf Stream - Compass CLO 2005-I, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Gulf Stream - Rashinban CLO 2006-I, Ltd.

By: Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Hewitt Ennisknupp, Inc.

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Highbridge Liquid Loan Opportunities Master Fund, L.P.

By: Highbridge Principal Strategies LLC,
Its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Brentwood CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Eastland CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Gleneagles CLO Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Grayson CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Hewett’s Island CLO I-R, Ltd.

By: Acis Capital Management, LP, its Collateral Manager
By: Acis Capital Management GP, LLC, its general partner

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Jasper CLO Ltd.

By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Liberty CLO, Ltd.

By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LOAN FUNDING IV LLC

By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Longhorn Credit Funding, LLC

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Red River CLO, Ltd

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Rockwall CDO II Ltd.

By: Highland Capital Management, L.P.; As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Rockwall CDO LTD

By: Highland Capital Management, L.P.; As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Southfork CLO, Ltd.

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Stratford CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Greenbriar CLO, LTD.

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Loan Funding VII LLC

By: Highland Capital Management, L.P., As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Highland Credit Opportunities CDO, Ltd.

By: Highland Capital Management L.P., As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Aberdeen Loan Funding, Ltd

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

HillMark Funding, Ltd.

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold

	Name:	Mark Gold

	Title:	CEO

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Stoney Lane Funding I, Ltd.

By: HillMark Capital Management, L.P., as Collateral Manager, as Lender

By:	/s/ Mark Gold

	Name:	Mark Gold

	Title:	CEO

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

HUDSON CANYON FUNDING II SUBSIDARY HOLDING COMPANY II LLC

By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager & Attorney InFact

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ICE 1 EM CLO LTD

By:	/s/ Shaun Park
	Name:	Shaun Park
	Title:	Sr. PM

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ICE GLOBAL CREDIT CLO LIMITED

By:	/s/ Shaun Park
	Name:	Shaun Park
	Title:	Sr. PM

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

IG Putnam US High Yield Income Fund

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF IG PUTNAM US HIGH YIELD INCOME FUND

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ILLINOIS STATE BOARD OF INVESTMENT

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

THE INCOME FUND OF AMERICA:

By: Capital Research and Management Company, for and on behalf of The Income Fund of America

/s/ Michael J. Downer
Name:	Michael J. Downer
Title:	Senior Vice President and Secretary

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

ING Investors Trust - ING T. Rowe Price Capital Appreciation Portfolio

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 35,782,038.75.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Arrowood Indemnity Company
By:	Invesco Senior Secured Management, Inc.

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc.
As Asset Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

AVALON IV CAPITAL LTD
By:	Invesco Senior Secured Management, Inc.
As Asset Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

KATONAH V, LTD.
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LIMEROCK CLO I
By:	INVESCO Senior Secured Management, Inc.
As Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

PowerShares Senior Loan Portfolio.
By:	Invesco Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Arrowood Indemnity Company, as administrator of The Pension Plan of Arrowood Indemnity Company
By:	Invesco Senior Secured Management, Inc.

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

CELTS CLO 2007 -1 LTD
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Children’s Healthcare of Atlanta, Inc.
By:	Invesco Senior Secured Management, Inc.
as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Invesco Floating Rate Fund
By:	INVESCO Senior Secured Management, Inc.
As Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

QUALCOMM Global Trading Pte. Ltd.
By:	Invesco Senior Secured Management, Inc.
as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Invesco Van Kampen Dynamic Credit Opportunities Fund
By:	Invesco Senior Secured Management, Inc.
as Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Invesco Van Kampen Senior Income Trust
By:	Invesco Senior Secured Management, Inc.
as Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Invesco Van Kampen Senior Loan Fund
By:	Invesco Senior Secured Management, Inc.
as Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Invesco Zodiac Funds - Invesco US Senior Loan Fund
By:	Invesco Management S.A As Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BELHURST CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

DIVERSIFIED CREDIT PORTFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc.
as Investment Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

PETRUSSE EUROPEAN CLO S.A.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc.
As Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc.
As the Asset Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc.
As Portfolio Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Investors Canadian High Yield Income Fund

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

INVESTORS CANADIAN HIGH YIELD INCOME FUND
by Putnam Investments Inc. (PII)

/s/ Kevin Parnell
Name:	Kevin Parnell
Title:	Manager

1

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

JHF II-Multi Sector Bond Fund

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION: Western Asset Management Company, as Investment Manager and Agent on behalf of the below lenders;

Wyoming Retirement System
SEI Institutional Managed Trust’s Core Fixed Income
Western Asset Funds, Inc. - Western Asset Core Plus Bond Portfolio
Illinois Municipal Retirement Fund
Western Asset Floating Rate High Income Fund, LLC
Mercer Core Opportunistic Fixed Income Fund
The Walt Disney Co Master Retirement Plan
Advanced Series Trust – AST Western Asset Core Plus Bond Portfolio
Western Asset Variable Rate Strategic Fund Inc.
Western Asset Adjustable Rate Income Fund
Western Asset Funds, Inc. - Western Asset Total Return Unconstrained Fund
Western Asset SMASh Series EC Fund
Pacific Select Fund - Diversified Bond Portfolio
VRS Bank Loan Portfolio
John Hancock Fund II Floating Rate Income Fund
MGI Redstone Balanced Fund
Western Asset Premier Bond Fund
MT. WILSON CLO, LTD.
MT. WILSON CLO II, LTD.

By:	/s/ Joanne N. Dy

Name:	Joanne N. Dy
Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

J.P. Morgan Leveraged Loans Master Fund, LP

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

JPMorgan Tax Aware High Income Fund

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Andrew C. Faherty
	Name:	Andrew C. Faherty
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

J.P. Morgan Whitefriars Inc.

By:	/s/ Jeffrey Panzo
	Name:	Jeffrey Panzo
	Title:	Attorney-in-fact

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Louisiana State Employees’ Retirement System

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

JPMorgan Floating Rate Income Fund

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE

FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

CFIM Hybrid Tri-Asset Fund

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

JPMorgan Core Plus Bond Fund – High Yield

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

JPMorgan High Yield Fund

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

JPMorgan Chase Bank N.A. as Trustee of the JPMorgan Chase Retirement Plan

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

KATONAH IX CLO LTD.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C. As Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

KATONAH VII CLO LTD.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C. As Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

KATONAH VIII CLO LTD.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Advisors, L.L.C.
As Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

KATONAH 2007-I CLO LTD.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C. As Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

KATONAH X CLO LTD.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Officer
Katonah Debt Advisors, L.L.C. As Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

VERMONT PENSION INVESTMENT COMMITTEE

By:	/s/ Kathleen News
	Name:	Kathleen News
	Title:	Sr. Portfolio Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Kingsland I, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Kingsland II, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Kingsland III, Ltd.

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Kingsland IV Ltd.

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Kingsland V Ltd.

By: Kingsland Capital Management, LLC, as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

KKR FINANCIAL CLO 2007-1, LTD.

By:	/s/ Philip Davidson

	Name:	Philip Davidson

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

KKR FLOATING RATE FUND L.P.

By:	/s/ Philip Davidson

	Name:	Philip Davidson

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Hewett’s Island CLO IV, Ltd.
NAME OF INSTITUTION:	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

LCM XI Limited Partnership
NAME OF INSTITUTION:	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon

	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

LCM IX Limited Partnership
NAME OF INSTITUTION:	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

LCM X Limited Partnership
NAME OF INSTITUTION:	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

LCM VIII Limited Partnership
NAME OF INSTITUTION:	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LeverageSource V S.A.R.L

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Class A Manager

By:	/s/ Laurent Ricci

	Name:	Laurent Ricci

	Title:	Class B Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Marquette US/European CLO, Plc.

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LightPoint CLO III, Ltd.

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LightPoint CLO IV, Ltd.

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LightPoint CLO V, Ltd.

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LightPoint CLO VII, Ltd.

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LightPoint CLO VIII, Ltd.

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LightPoint Pan-European CLO 2006 Plc.

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LMP Corporate Loan Fund, Inc.
By:	Citi Alternative Investments LLC

By:	/s/ Melanie Hanlon
	Name:	Melanie Hanlon
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LATITUDE CLO I, LTD

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace

	Title:	Senior Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LATITUDE CLO II, LTD

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace

	Title:	Senior Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LATITUDE CLO III, LTD

By:	/s/ Kirk Wallace
	Name:	Kirk Wallace

	Title:	Senior Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LVIP Delaware Diversified Floating Rate Fund

By:	/s/ Adam Brown
	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LVIP J.P. Morgan High Yield Fund

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

LCM I LIMITED PARTNERSHIP
NAME OF INSTITUTION:	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

LCM II LIMITED PARTNERSHIP
NAME OF INSTITUTION:	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

LCM III, Ltd.
NAME OF INSTITUTION:	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

LCM IV, Ltd.
NAME OF INSTITUTION:	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

LCM V, Ltd.
NAME OF INSTITUTION:	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

LCM VI, Ltd.
NAME OF INSTITUTION:	By:	LCM Asset Management LLC
As Collateral Manager

By:	/s/ Sophie A. Venon
	Name:	Sophie A. Venon
	Title:	LCM Asset Management LLC

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Macquarie Income Opportunities Fund

By:	/s/ Adam Brown
	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Macquarie Master Diversified Fixed Interest Fund

By:	/s/ Adam Brown
	Name:	Adam Brown

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

MARLBOROUGH STREET CLO, LTD.,
By its Collateral Manager, Massachusetts Financial Services Company

By:	/s/ David Cobey
	Name:	David Cobey
As authorized representative and not individually

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Maxim Putnam High Yield Bond Portfolio of Maxim Series Fund

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO OF MAXIM SERIES FUND
by Putnam Investment Management, LLC

/s/ Kevin Parnell
Name:	Kevin Parnell
Title:	Supervisor

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

GANNETT PEAK CLO I, LTD.

By:	THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

MCDONNELL LOAN OPPORTUNITY LTD.

By:	THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

WIND RIVER CLO I LTD.

By:	THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Pictet - US High Yield

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

Metropolitan West Asset Management, LLC
As Investment Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

Metropolitan Life Insurance Company Separate Account No. 558

By:	T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 439,848.69.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Metropolitan Life Insurance Company

By:	/s/ David W. Farrell
	Name:	David W. Farrell
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Metropolitan West High Yield Bond Fund

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

Metropolitan West Asset Management, LLC
As Investment Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

JERSEY STREET CLO, LTD.,
By its Collateral Manager, Massachusetts Financial Services Company

By:	/s/ David Cobey
	Name:	David Cobey
As authorized representative and not individually

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Mizuho Corporate Bank, Ltd.

By:	/s/ James Fayen
	Name:	James Fayen
	Title:	Deputy General Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

VENTURE II CDO 2002, LIMITED

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan

	Name:	Michael Regan

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

VENTURE III CDO LIMITED

By:	its investment advisor, MJX Asset Management, LLC

By:	/s/ Michael Regan

	Name:	Michael Regan

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Venture IV CDO Limited

By:	its investment advisor, MJX Asset Management LLC

By:	/s/ Michael Regan

	Name:	Michael Regan

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Morgan Stanley Senior Funding, Inc.

By:	/s/ April J. Varner-Nanton
	Name:	April J. Varner-Nanton
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Mountain Capital CLO III Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Mountain Capital CLO IV Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Mountain Capital CLO V Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Mountain Capital CLO VI Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Morgan Stanley Investment Management Croton, Ltd.
By: Invesco Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

MSIM Peconic Bay, Ltd.
By: Invesco Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

NATIONWIDE MUTUAL INSURANCE COMPANY

By:	/s/ Ronald R. Serpico
	Name:	Ronald R. Serpico
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

NB Global Floating Rate Income Fund Limited

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Maryland State Retirement and Pension System

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Northern Multi-Manager High Yield Opportunity Fund

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Ohio Police & Fire Pension Fund

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Pension Benefit Guaranty Corporation

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Neuberger Berman – Floating Rate Income Fund

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

NB Short Duration High Yield Fund

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Neuberger Berman Strategic Income Fund

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Neuberger Berman High Income Fund LLC

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Neuberger Berman High Yield Bond Fund

By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION: Virtus Total Return Fund

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION: Virtus Tactical Allocation Fund

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Nuveen Diversified Dividend & Income Fund

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Nuveen Credit Strategies Income Fund

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Nuveen Floating Rate Income Fund

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Nuveen Senior Income Fund

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Nuveen Tax Advantaged Total Return Strategy Fund

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

INTERNATIONALE KAPITALANLAGEGESELLSCHAFT mbH acting for account of HPK HY BONDS UND LOANS

By: Represented by: Oak Hill Advisors, L.P. As Fund Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

OHA CREDIT PARTNERS VI, LTD.

By: Oak Hill Advisors, L.P. As its portfolio manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Oak Hill Credit Partners III, Limited

By: Oak Hill CLO Management III, LLC, as Investment Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Oak Hill Credit Partners V, Limited

By: Oak Hill Advisors, L.P., as Portfolio Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Oak Hill Credit Partners IV, Limited

By: Oak Hill CLO Management IV, LLC, as Investment Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Oregon Public Employees Retirement Fund

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Future Fund Board of Guardians

By: Oak Hill Advisors, L.P., as its Investment Advisor

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Stichting MN Services US High Yield Fonds

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Stichting Pensioenfonds Metaal en Techniek

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Oaktree Senior Loan Fund, L.P.

By: Oaktree Senior Loan Fund GP, L.P. Its: General Partner, By: Oaktree Fund GP IIA, LLC Its: General Partner, By: Oaktree Fund GP II, L.P. Its: Managing Member

By:	/s/ Atif Chaudry

	Name:	Atif Chaudry

	Title:	Authorized Signatory

By:	/s/ Desmund Shirazi

	Name:	Desmund Shirazi

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

The Public Education Employees Retirement System of Missouri

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Atif Chaudry

	Name:	Atif Chaudry

	Title:	Vice President

By:	/s/ Desmund Shirazi

	Name:	Desmund Shirazi

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

The Public School Retirement System of Missouri

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Atif Chaudry

	Name:	Atif Chaudry

	Title:	Vice President

By:	/s/ Desmund Shirazi

	Name:	Desmund Shirazi

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ACE Tempest Reinsurance Ltd.

By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Atif Chaudry

	Name:	Atif Chaudry

	Title:	Vice President

By:	/s/ Desmund Shirazi

	Name:	Desmund Shirazi

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

OCM Luxembourg Opps VII Blocker Sarl

By:	/s/ Chris Boehringer

	Name:	Chris Boehringer

	Title:	Authorized Signatory

By:	/s/ S Dec

	Name:	S Dec

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Hamlet II, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey

	Name:	Margaret B. Harvey

	Title:	Managing Director of Portfolio Administration

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Octagon Investment Partners XII, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey

	Name:	Margaret B. Harvey

	Title:	Managing Director of Portfolio Administration

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Octagon Paul Credit Fund Series I, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret Harvey

	Name:	Margaret Harvey

	Title:	Managing Director of Portfolio Administration

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Octagon Investment Partners X, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey

	Name:	Margaret B. Harvey

	Title:	Managing Director of Portfolio Administration

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Octagon Investment Partners V, Ltd.

By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey

	Name:	Margaret B. Harvey

	Title:	Managing Director of Portfolio Administration

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Octagon Investment Partners VII, Ltd.

By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Margaret Harvey

	Name:	Margaret Harvey

	Title:	Managing Director of Portfolio Administration

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Octagon Investment Partners XI, Ltd.

By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey

	Name:	Margaret B. Harvey

	Title:	Managing Director of Portfolio Administration

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Octagon Investment Partners VIII, Ltd.

By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Margaret B. Harvey

	Name:	Margaret B. Harvey

	Title:	Managing Director of Portfolio Administration

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Octagon Investment Partners IX, Ltd.

By: Octagon Credit Investors, LLC as Manager

By:	/s/ Margaret B. Harvey

	Name:	Margaret B. Harvey

	Title:	Managing Director of Portfolio Administration

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Octagon Senior Secured Credit Master Fund Ltd.

By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Margaret Harvey

	Name:	Margaret Harvey

	Title:	Managing Director of Portfolio Administration

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Potential CLO I Ltd.

By: Octagon Credit Investors, LLC as Attorney in Fact

By:	/s/ Margaret Harvey

	Name:	Margaret Harvey

	Title:	Managing Director of Portfolio Administration

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

OHA ASIA CUSTOMIZED CREDIT FUND, L.P.

By: OHA Asia Customized Credit GenPar, LLC, its General Partner

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

OHA Finlandia Credit Fund

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

OHA Intrepid Leveraged Loan Fund, Ltd.

By: Oak Hill Advisors, L.P., as its Portfolio Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

OHA Park Avenue CLO I, Ltd.

By: Oak Hill Advisors, L.P., as Investment Manager

By:	/s/ Glenn R. August

	Name:	Glenn R. August

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Oppenheimer Master Loan Fund LLC

By:	/s/ Kathleen Schmitz
	Name:	Kathleen Schmitz
	Title:	Assistant Vice President

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Oppenheimer Senior Floating Rate Fund

By:	/s/ Kathleen Schmitz
	Name:	Kathleen Schmitz
	Title:	Assistant Vice President

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

HarbourView CLO 2006-1, Ltd

By:	/s/ Kathleen Schmitz
	Name:	Kathleen Schmitz
	Title:	Assistant Vice President

Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Southern Ute Indian Tribe

By:	/s/ William J Morgan
	Name:	William J Morgan
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

TRALEE CDO I LTD

By: Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Joseph Matteo

	Name:	Joseph Matteo

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

Penn Series Funds, Inc. - Flexibly Managed Fund

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 15,541,760.76.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Galaxy XII CLO, Ltd.

By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Fire and Police Pension Fund, San Antonio

By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

PineBridge Bank Loan Fund Ltd.

By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Galaxy XI CLO, Ltd.

By: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

VALIDUS REINSURANCE LTD

By: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Tetragon Financial Group Master Fund Limited
By: Tetragon Financial Management LP, its investment manager

By:	/s/ Reade Griffith
	Name:	Reade Griffith
	Title:	Authorized Representative

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Pramerica Loan Opportunities Limited

By: Pramerica Investment Management, a trading name of Prudential Investment Management, Inc. as Investment Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Primus CLO II, Ltd.

By:	CypressTree Investment Management, LLC, its Subadviser

	By:	/s/ Stephen J. Vaccaro
		Name:	Stephen J. Vaccaro
		Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Cole Brook CBNA Loan Funding LLC

By:	/s/ Matthew Garvis
	Name:	Matthew Garvis
	Title:	Attorney-In-Fact

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Princeton Credit Opportunity Fund, LLC
By: Princeton Advisory Group, Inc. the Manager

By:	/s/ Ashish Sood
	Name:	Ashish Sood
	Title:	Senior Analyst

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ROSEDALE CLO LTD.
By: Princeton Advisory Group, Inc. the Collateral Manager

By:	/s/ Ashish Sood
	Name:	Ashish Sood
	Title:	Senior Analyst

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Dryden XXII Senior Loan Fund
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano

	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Dryden IX – Senior Loan Fund 2005 p.l.c.

By: Prudential Investment Management, Inc., Collateral Manager

By:	/s/ Brian Juliano

	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Dryden V – Leveraged Loan CDO 2003
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano

	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Dryden VII – Leveraged Loan CDO 2004
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano

	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Dryden VIII – Leveraged Loan CDO 2005
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano

	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Dryden XI – Leveraged Loan CDO 2006
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano

	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Dryden XVI – Leveraged Loan CDO 2006

By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano

	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Prudential Investment Portfolios, Inc. 14 – Prudential Floating Rate Income Fund

By: Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Brian Juliano

	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Specialized Investment Management SICAV – SIF Corporate Loan Master Fund
By: Zaisgroup International LLP, as Investment Advisor
By: Pramerica Investment Management Limited, as Portfolio Advisor
By: Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.) as Sub-Advisor

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Prudential Bank Loan Fund of the Prudential Trust Company Collective Trust

By: Prudential Investment Management, Inc.
As Investment Advisor

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Dryden XVIII Leveraged Loan 2007 Ltd.
By: Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Boston Harbor CLO 2004-1, Ltd.

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

BOSTON HARBOR CLO 2004-1, Ltd.

/s/ Beth Mazor
By:	Beth Mazor
Title:	V. P.

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Putnam Floating Rate Income Fund

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V. P.

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Interpolis Pensioenen Global High Yield Pool

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

THE PUTNAM ADVISORY COMPANY, LLC ON BEHALF OF INTERPOLIS PENSIOENEN GLOBAL HIGH YIELD POOL

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Stichting Pensioenfonds voor Fysiotherapeuten

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

THE PUTNAM ADVISORY COMPANY, LLC
ON BEHALF OF STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Putnam Diversified Income Trust

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

PUTNAM DIVERSIFIED INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V. P.

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Putnam Diversified Income Trust (Cayman) Master Fund

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND
By The Putnam Advisory Company, LLC

/s/ Angela Patel
Name:	Angela Patel
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Putnam Asset Allocation Fund: Balanced Portfolio

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

ACCT# 256- Asset Balance
PUTNAM ASSET ALLOCATION FUND: BALANCED PORTFOLIO
By Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Asset Allocation Conservative

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

ACCT# - Asset Conservative
PUTNAM INVESTMENT MANAGEMENT LLC, on behalf of its series, ASSET ALLOCATION CONSERVATIVE by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Putnam Global Income Trust

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

PUTNAM FUNDS TRUST, on behalf of its series, PUTNAM GLOBAL INCOME TRUST by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title:	Vice President

1

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Putnam High Yield Advantage Fund

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ Ben Mazor
By:	Ben Mazor
Title:	V. P.

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Putnam High Yield Trust

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

PUTNAM HIGH YIELD TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V. P.

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Putnam Master Intermediate Income Trust

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Putnam Premier Income Trust

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

PUTNAM PREMIER INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:
Putnam Variable Trust - PVT Diversified Income Fund

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

PUTNAM VARIABLE TRUST - PVT DIVERSIFIED INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:
Putnam Global Funds - Putnam Worldwide Income Fund

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

The Putnam Advisory Company, LLC on behalf of Putnam Global Funds – Putnam Worldwide Income Fund

/s/ Lauren Silk
Name:	Lauren Silk
Title:	Vice President

4

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

LGT Multi Manager Bond High Yield (USD)

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

LGT Multi Manager Bond High Yield (USD)

By: The Putnam Advisory Company, LLC

By:	/s/ Suzanne Deshaies
Name:	Suzanne Deshaies
Title	VP

1

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:
Putnam Variable Trust - Putnam VT Global Asset Allocation Fund

By:	See next page
Name:
Title:

Signature page to Amendment to Credit Agreement (Univision)

Putnam Variable Trust - Putnam VT Global Asset Allocation Fund by Putnam Investment Management, LLC

/s/ Lauren Silk
Name:	Lauren Silk
Title:	Vice President

2

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Pyxis Floating Rate Opportunities Fund

By:	/s/ Brian Mitts

	Name:	Brian Mitts

	Title:	Senior Fund Analyst

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

NexPoint Credit Strategies Fund

By:	/s/ Brian Mitts

	Name:	Brian Mitts

	Title:	Senior Fund Analyst

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:	Race Point VI CLO, Ltd
	By:	Sankaty Advisors LLC, as
Asset Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

RIVERSIDE PARK CLO LTD.
By: GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

Signature page to First Amendment to Credit Agreement

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Chatham Light II CLO, Limited
NAME OF INSTITUTION:	By: Sankaty Advisors, LLC as
Investment Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Katonah III, Ltd. by Sankaty
NAME OF INSTITUTION:	Advisors LLC as Sub-Advisors

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Nash Point CLO
NAME OF INSTITUTION:	By:	Sankaty Advisors, LLC as
Investment Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Race Point III CLO
NAME OF INSTITUTION:	By:	Sankaty Advisors LLC, as
Collateral Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Race Point IV CLO, Ltd.
NAME OF INSTITUTION:	By:	Sankaty Advisors, LLC as
Asset Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Race Point V CLO, Limited
NAME OF INSTITUTION:	By:	Sankaty Advisors, LLC as
Portfolio Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:	Sankaty Senior Loan Fund, L.P.

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:	Qantas Superannuation Plan
By: Sankaty Advisors, LLC as
Investment Manager

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:	WellPoint, Inc.

By:	/s/ Andrew S. Viens
	Name:	Andrew S. Viens
	Title:	Sr. Vice President of Operations

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Saturn CLO, Ltd.

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Slater Mill Loan Fund, LP

By:	Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Chief Operating Officer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Stanfield Carrera CLO, Ltd.

By:	/s/ Linda Pace

	Name:	Linda Pace

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

STATE OF ALASKA PERMANENT FUND:

By: Capital Guardian Trust Company, for and on behalf of State of Alaska Permanent Fund

/s/ Mark Brubaker
Name:	Mark Brubaker
Title:	Senior Vice President and Senior Counsel

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Stone Harbor Global Funds PLC – Stone Harbor Leveraged Loan Portfolio

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Libra Global Limited

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Commonwealth of Pennsylvania State Employees Retirement System

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

San Joaquin County Employees’ Retirement Association

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

CORNERSTONE CLO LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

GRANITE VENTURES II LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

GRANITE VENTURES III LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

IBM Personal Pension Plan Trust

By: Stone Tower Fund Management LLC, its Investment Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

RAMPART CLO 2006-1 LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Rampart CLO 2007 Ltd.

By: Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Stone Tower CLO V Ltd.

By: Stone Tower Debt Advisors LLC, As its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

STONE TOWER CLO VI LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

STONE TOWER CLO VII LTD.

By: Stone Tower Debt Advisors LLC, as its Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Summer Hill Fixed Income AG, LLC

By: Angelo, Gordon & Co., L.P. its Investment Manager

By:	/s/ Bruce Martin

	Name:	Bruce Martin

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Galaxy III CLO, Ltd.

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Galaxy IV CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Galaxy V CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Galaxy VI CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Galaxy VII CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Galaxy VIII CLO, LTD

By: PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh

	Name:	Steven Oh

	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

DAVIDSON RIVER TRADING, LLC
By: SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
	Name:	Douglas Weltz
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

DOUBLE HAUL TRADING, LLC

By: SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
	Name:	Douglas Weltz
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

TETON FUNDING, LLC

By: SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
	Name:	Douglas Weltz
	Title:	Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Symphony CLO VII, LTD

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Symphony CLO IX, Limited Partnership

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Symphony CLO VIII, Limited Partnership

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Symphony CLO I, LTD.

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Symphony CLO II, LTD.

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Symphony CLO III, LTD.

By:	Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Symphony CLO IV LTD.

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Symphony CLO V LTD.

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Symphony CLO VI Ltd.

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Symphony Credit Opportunities Fund LTD.

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Municipal Employees’ Annuity and Benefit Fund of Chicago (Symphony)

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Nuveen Floating Rate Income Opportunity Fund

By: Symphony Asset Management LLC

By:	/s/ James Kim

	Name:	James Kim

	Title:	Co-Head of Credit Research

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

Board of Pensions of the Evangelical Lutheran Church in America d/b/a Portico Benefit Services

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 725,000.00.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment sub-advisor:

NAME OF INSTITUTION:

John Hancock Variable Insurance Trust - Capital Appreciation Value Trust

By: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 2,486,066.86.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

Lucent Technologies Inc. Master Pension Trust

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 625,000.00.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

T. Rowe Price Floating Rate Multi-Sector Account Portfolio

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 675,000.00.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

T. Rowe Price U.S. High Yield Trust

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 725,000.00.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

T. Rowe Price High Yield Fund, Inc.

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 22,025,000.00.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

T. Rowe Price Institutional High Yield Fund

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 4,900,000.00.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment sub-advisor:

NAME OF INSTITUTION:

John Hancock Funds II - Spectrum Income Fund

By: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 297,363.13.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment sub-advisor:

NAME OF INSTITUTION:

John Hancock Variable Insurance Trust - New Income Trust

By: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 4,480,741.74.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

T. Rowe Price Institutional Floating Rate Fund

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 31,902,976.16.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

Penn Series Funds, Inc. - High Yield Bond Fund

By: Â T. Rowe Price Associates, Inc., as investment advisor

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 450,000.00.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

T. Rowe Price Capital Appreciation Fund

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 105,285,872.90.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

T. Rowe Price Institutional Common Trust Fund - T. Rowe Price Capital Appreciation Trust

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 945,450.56.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

ACE American Insurance Company

By: T. Rowe Price Associates, Inc. as investment advisor

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 4,735,313.68.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

T. Rowe Price Floating Rate Fund, Inc.

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 1,125,000.00.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

BELL ATLANTIC MASTER TRUST
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

CELEBRITY CLO LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

FIRST 2004-II CLO, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang

Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

MAC CAPITAL, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

PALMETTO INVESTORS MASTER FUND, LLC.
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

RGA REINSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

TCW SENIOR SECURED LOAN FUND, LP
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Trust Company of the West,
As trustee of TCW Capital Trust

By:	/s/ Melissa V. Weiler
Name:	Melissa V. Weiler
Title:	Managing Director

By:	/s/ John A. Fekete
Name:	John A. Fekete
Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

VITESSE CLO LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

WEST BEND MUTUAL INSURANCE COMPANY
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

TCW Leveraged Loan Fund, L.P.

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

TCW Asset Management Company
As Asset Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

ILLINOIS STATE BOARD OF INVESTMENT
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

MOMENTUM CAPITAL FUND, LTD.
By: TCW-WLA JV Venture LLC, its sub-adviser

By:	/s/ G. Wayne Hosang
Name:	G. Wayne Hosang
Title:	Senior Vice President

By:	/s/ John Hwang
Name:	John Hwang
Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

THL Credit Bank Loan Select Master Fund, a Class of The THL Credit Bank Loan Select Series Trust I

By: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BJC Health System

By:	/s/ Paul S. Greenberg
	Name:	Paul S. Greenberg
	Title:	Authorized Signatory
By Trilogy Capital LLC as Investment Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

BJC Pension Plan Trust

By:	/s/ Paul S. Greenberg
	Name:	Paul S. Greenberg
	Title:	Authorized Signatory
By Trilogy Capital LLC as Investment Manager

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

TRIMARAN CLO IV LTD. by Trimaran Advisors, L.L.C.

By:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Vice President
Trimaran Advisors, L.L.C.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

TRIMARAN CLO VI LTD. by Trimaran Advisors, L.L.C.

By:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Vice President
Trimaran Advisors, L.L.C.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

TRIMARAN CLO VII LTD. by Trimaran Advisors, L.L.C.

By:	/s/ Daniel P. Gilligan
	Name:	Daniel P. Gilligan
	Title:	Vice President
Trimaran Advisors, L.L.C.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment sub-advisor:

NAME OF INSTITUTION:

John Hancock Funds II - Capital Appreciation Value Fund

By: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 28,809,398.51.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

T. Rowe Price Fixed Income Trust

By: T. Rowe Price Trust Company, Trustee

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 450,000.00.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

This consent is made by the following Lender, acting through the undersigned investment advisor:

NAME OF INSTITUTION:

T. Rowe Price Bond Trust I

By:	/s/ Brian Burns

	Name:	Brian Burns

	Title:	Vice President

Once the amendment has concluded, we expect our position to be unchanged: 819,045.39.

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

UBS AG, STAMFORD BRANCH

by	/s/ Mary E. Evans
	Name:	Mary E. Evans
	Title:	Associate Director

by	/s/ Irja R. Otsa
	Name:	Irja R. Otsa
	Title:	Associate Director

Signature Page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

ALM VI, Ltd.

By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney

	Name:	Joe Moroney

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Valcour Floating Rate Fund

By:	/s/ Alyse Kelly
	Name:	Alyse Kelly
	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Valcour Floating Rate Fund

By:	/s/ Brandon Warner
	Name:	Brandon Warner
	Title:	Authorized Signer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

KIL Loan Funding, LLC

By:	Citibank N.A.

By:	/s/ Tina Tran

	Name:	Tina Tran

	Title:	Associate Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION: Virtus Senior Floating Rate Fund

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION: Virtus Multi-Sector Fixed Income Fund

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION: VVIT: Virtus Multi-Sector Fixed Income Series

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

WELLS FARGO BANK, N.A.

By:	/s/ Russell J. Lyons
	Name:	Russell J. Lyons
	Title:	Senior Vice President

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

Westbrook CLO, Ltd.

By:	Shenkman Capital Management, Inc., as Investment Manager

By:	/s/ Richard H. Weinstein
	Name:	Richard H. Weinstein
	Title:	Chief Operating Officer

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

Westchester CLO, Ltd.

By: Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism

	Name:	Carter Chism

	Title:	Authorized Signatory

Signature page to Amendment to Credit Agreement (Univision)

SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG THE BORROWERS, VARIOUS LENDERS AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT, FIRST LIEN COLLATERAL AGENT, SWINGLINE LENDER AND ISSUING BANK

NAME OF INSTITUTION:

WIND RIVER CLO II - TATE INVESTORS, LTD.

By: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ Kathleen A. Zarn

	Name:	Kathleen A. Zarn

	Title:	Vice President

Signature page to Amendment to Credit Agreement (Univision)